Exhibit 99.1

NEWS RELEASE FOR IMMEDIATE RELEASE

Contact:	Leigh E. Ginter
Chief Financial Officer
leigh.ginter@norcraftcompanies.com
(651) 234-3315

NORCRAFT HOLDINGS, L.P. AND NORCRAFT COMPANIES, L.P. REPORT FOURTH

QUARTER 2004 RESULTS

March 25, 2005 – Eagan, Minnesota — Norcraft Holdings, L.P. and Norcraft Companies, L.P. today reported financial results for the fourth quarter ended December 31, 2004. The financial results for Norcraft Holdings include the accounts of its wholly-owned subsidiary, Norcraft Companies. Other than Norcraft Holdings’ obligations under its $118.0 million 9 3/4% senior discount notes, including related deferred issuance costs and associated accrued liabilities and related interest expense, net of taxes, all other assets, liabilities, income, expenses, and cash flows presented for all periods represent those of Norcraft Companies.

FINANCIAL RESULTS

Fourth Quarter of Fiscal 2004 Compared with Fourth Quarter of Fiscal 2003

Net sales increased $17.8 million, or 26.7%, from $66.6 million for the fourth quarter of 2003 compared to $84.4 for the same quarter of 2004. Income from operations increased by $2.5 million, or 40.1%, from $6.2 million for the fourth quarter of 2003 compared to $8.7 million for the same quarter of 2004. Net income for Norcraft Holdings increased $0.2 million, or 14.6%, from $1.8 million for the fourth quarter of 2003 to $2.0 million in the same quarter of 2004. Net income for Norcraft Companies increased $2.3 million, or 130.1%, from $1.8 million for the fourth quarter of 2003 to $4.1 million for the same quarter of 2004.

EBITDA (as defined in the table below) was $8.9 million for the fourth quarter of 2003 compared to $11.9 million for the same quarter of 2004. EBITDA for the fourth quarter of 2003 included acquisition-related charges of $3.1 million. When adjusted for the acquisition related charges of $3.1 million, adjusted EBITDA for the fourth quarter of 2003 was $12.0 million.

Fiscal 2004 Compared with Fiscal 2003

Net sales increased $73.6 million, or 28.7%, from $256.7 million for fiscal 2003 to $330.3 million for fiscal 2004. Income from operations increased by $12.2 million, or 37.6%, from $32.4 million for fiscal 2003 to $44.6 million for fiscal 2004. Net income for Norcraft Holdings decreased by $2.8 million, or 10.6%, from $25.9 million for fiscal 2003 to $23.1 million for fiscal 2004. Net income for Norcraft Companies increased by $0.3 million, or 1.2%, from $25.9 million for fiscal 2003 to $26.2 million for fiscal 2004.

EBITDA was $39.3 million for fiscal 2003 compared to $56.5 million for fiscal 2004. EBITDA for fiscal 2003 included acquisition-related charges of $7.3 million. When adjusted for the acquisition related charges of $7.3 million, adjusted EBITDA for fiscal 2003 was $46.6 million.

“We continue to be pleased with the Company’s strong sales growth, yet we also continue to experience challenges to our margins” commented President and CEO, Mark Buller. “Raw material costs and production efficiencies continued to impact gross margin in the fourth quarter. We persist in our efforts to respond to both of these factors.”

CONFERENCE CALL

Norcraft has scheduled a conference call on Wednesday, March 30, 2005 at 10:30 a.m. Eastern Time. To participate, dial 800-473-8794 and use the pass code 39973281. A telephonic replay will be available by calling 800-252-6030 and using pass code 39973281.

GENERAL

Norcraft Companies is a leader in manufacturing, assembling and finishing kitchen and bathroom cabinetry in the United States. We provide our customers with a single source for a broad range of high-quality cabinetry, including stock, semi-custom and custom cabinets. Our cabinets are manufactured in both framed and full access construction. We market our products through four brands: Mid Continent Cabinetry, UltraCraft, StarMark and Fieldstone.

On October 21, 2003, 100% of the outstanding membership units of Norcraft Companies, L.L.C. were acquired by Norcraft Holdings, L.P., a new entity formed at the direction of funds associated with Saunders Karp & Megrue L.L.C. and Trimaran Fund Management, L.L.C. and by our new chief executive officer, Mark Buller, and his relatives. The members of our continuing management team elected to exchange a majority of their membership units for limited partnership units of Norcraft Holdings, L.P. in lieu of cash. Norcraft Companies, L.L.C. converted to a Delaware limited partnership immediately following the acquisition and is now Norcraft Companies, L.P. This acquisition is referred to herein as the “Acquisition”.

The consolidated financial statements as of December 31, 2004 and 2003 and for the fiscal year ended December 31, 2004 (successor) and for the Period from January 1, 2003 through October 20, 2003 (predecessor) and the Period from October 21, 2003 through December 31, 2003 (successor) include all normal recurring adjustments which management considers necessary for fair presentation. The Company was purchased on October 21, 2003. The predecessor financial statements have been presented at their historical cost basis. The successor financial statements have been prepared giving effect to the purchase transaction, including capitalization of the company in accordance with EITF 88-16, Basis in Leverage Buyout Transactions, as a partial purchase. The results of operations for the interim periods are not necessarily indicative of the results that may be expected for the entire fiscal year.

-Tables Follow-

Consolidated Balance Sheets

(dollar amounts in thousands)

	Norcraft Holdings, L.P. (Successor)		Norcraft Companies, L.P. (Successor)
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$823	$2,583	$823	$2,583
Trade accounts receivable, net	33,056	24,063	33,056	24,063
Inventories	21,886	16,948	21,886	16,948
Prepaid expenses	1,497	2,000	1,497	2,000

Total current assets	57,262	45,594	57,262	45,594

Property, plant and equipment, net	34,959	32,168	34,959	32,168

Other assets:
Goodwill	148,459	148,459	148,459	148,459
Customer relationships, net	61,664	66,131	61,664	66,131
Brand names	49,000	49,000	49,000	49,000
Deferred financing costs, net	12,523	11,509	9,116	11,509
Display cabinets, net	6,034	3,861	6,034	3,861
Deposits	91	120	91	120

Total other assets	277,771	279,080	274,364	279,080

Total assets	$369,992	$356,842	$366,585	$356,842

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$5,000	$—	$5,000
Accounts payable	7,299	6,704	7,299	6,704
Accrued expenses	19,888	23,375	19,888	23,375

Total current liabilities	27,187	35,079	27,187	35,079

Long-term debt	263,752	190,000	180,500	190,000

Total liabilities	290,939	225,079	207,687	225,079

Commitments and contingencies

Members’ equity	79,053	131,763	158,898	131,763

Total liabilities and members’ equity	$369,992	$356,842	$366,585	$356,842

Consolidated Statements of Income

(dollar amounts in thousands)

	Norcraft Holdings, L.P.
	Three Months Ended December 31,		Year Ended December 31,
	2004 (a)	2003 (b)	2004 (a)	2003 (b)
Net sales	$84,406	$66,627	$330,275	$256,676

Cost of sales	60,738	45,089	227,433	172,259

Gross profit	23,668	21,538	102,842	84,417

Selling, general and administrative expenses	14,982	15,340	58,244	47,889
Other	—	—	—	4,127

Income from operations	8,686	6,198	44,598	32,401

Other expense (income):
Interest expense	5,792	3,320	18,815	4,639
Amortization of deferred financing costs	814	409	2,714	658
Other, net	32	682	(58)	1,248

	6,638	4,411	21,471	6,545

Net income	$2,048	$1,787	$23,127	$25,856

(a)	Successor company.
(b)	Predecessor and successor companies combined, for reference purposes only.

Consolidated Statements of Income

(dollar amounts in thousands)

	Norcraft Companies, L.P.
	Three Months Ended December 31,		Year Ended December 31,
	2004 (a)	2003 (b)	2004 (a)	2003 (b)
Net sales	$84,406	$66,627	$330,275	$256,676

Cost of sales	60,738	45,089	227,433	172,259

Gross profit	23,668	21,538	102,842	84,417

Selling, general and administrative expenses	14,982	15,340	58,244	47,889
Other	—	—	—	4,127

Income from operations	8,686	6,198	44,598	32,401

Other expense (income):
Interest expense	3,827	3,320	15,897	4,639
Amortization of deferred financing costs	715	409	2,589	658
Other, net	32	682	(58)	1,248

	4,574	4,411	18,428	6,545

Net income	$4,112	$1,787	$26,170	$25,856

(a)	Successor company.
(b)	Predecessor and successor companies combined, for reference purposes only.

Consolidated Statements of Cash Flows

(dollar amounts in thousands)

	Norcraft Holdings, L.P.
	Successor		Predecessor
	Year Ended December 31, 2004	For the Period October 21, 2003 through December 31, 2003	For the Period January 1, 2003 through October 20, 2003
Cash flows from operating activities:
Net income	$23,127	$2,050	$23,806
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, plant and equipment	4,278	637	2,696
Amortization:
Customer relationships	4,467	869	—
Deferred financing costs	2,714	391	267
Display cabinets	3,179	563	2,101
Provision for uncollectible accounts receivable	2,206	202	2,040
Provision for obsolete and excess inventory	(40)	(46)	517
Provision for warranty claims	2,329	384	1,687
Accreted interest borrowings on senior notes	2,918	—	—
Stock compensation expense	386	—	—
Loss on impairment of Yucca facility	—	—	4,127
(Gain) loss on disposal of assets	(7)	1	108
Change in operating assets and liabilities:
Accounts receivable	(11,193)	3,616	(11,430)
Inventories	(4,938)	1,352	(3,467)
Prepaid expenses	504	(37)	480
Other assets	29	(28)	4
Accounts payable and accrued liabilities	(2,788)	154	2,798

Net cash provided by operating activities	27,171	10,108	25,734

Cash flows from investing activities:
Acquisition of Norcraft Companies LLC, net of cash acquired of $1,327	—	(316,334)	—
Acquisition of Starmark, Inc., net of cash acquired of $106	—	—	—
Proceeds from sale of property and equipment	77	2	212
Purchase of property, plant and equipment	(7,036)	(1,690)	(1,428)
Purchase of Yucca capital lease	—	—	(5,000)
Purchase of display cabinets	(5,352)	(432)	(2,300)

Net cash used in investing activities	(12,311)	(318,454)	(8,516)

Cash flows from financing activities:
Borrowings on senior subordinated notes payable resulting from Norcraft acquisition	—	150,000	—
Borrowings on bank term loan resulting from Norcraft acquisition	—	45,000	—
Borrowings on bank revolving loan resulting from Norcraft acquisition	—	5,000	—
Issuance of successor company members’ equity	—	129,561
Borrowings on senior discount notes payable	80,334	—	—
Distribution to members	(77,181)	—	—
Payment of financing costs	(3,728)	(11,900)	—
Book overdrafts payable	—	(1,884)	489
Payments on Bank Revolving Loan	(8,500)	(5,000)	(48,990)
Borrowings on Bank Revolving Loan	8,500	—	49,712
Payments on term loan	(14,500)	—	(9,421)
Payments on capital lease	—	—	(7)
Proceeds from issuance of member interests	553	97	—
Repurchase of members interests	(535)	—	—
Tax distributions to members	(1,651)	—	(8,973)

Net cash (used in) provided by financing activities	(16,708)	310,874	(17,190)
Effect of exchange rates on cash	88	55	—

Net (decrease) increase in cash	(1,760)	2,583	28
Cash, beginning of the period	2,583	—	59

Cash, end of period	$823	$2,583	$87

Consolidated Statements of Cash Flows

(dollar amounts in thousands)

	Norcraft Companies, L.P.
	Successor		Predecessor
	Year Ended December 31, 2004	For the Period October 21, 2003 through December 31, 2003	For the Period January 1, 2003 through October 20, 2003
Cash flows from operating activities:
Net income	$26,170	$2,050	$23,806
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, plant and equipment	4,278	637	2,696
Amortization:
Customer relationships	4,467	869	—
Deferred financing costs	2,589	391	267
Display cabinets	3,179	563	2,101
Provision for uncollectible accounts receivable	2,206	202	2,040
Provision for obsolete and excess inventory	(40)	(46)	517
Provision for warranty claims	2,329	384	1,687
Stock compensation expense	386	—	—
Loss on impairment of Yucca facility	—	—	4,127
(Gain) loss on disposal of assets	(7)	1	108
Change in operating assets and liabilities:
Accounts receivable	(11,193)	3,616	(11,430)
Inventories	(4,938)	1,352	(3,467)
Prepaid expenses	504	(37)	480
Other assets	29	(28)	4
Accounts payable and accrued liabilities	(2,788)	154	2,798

Net cash provided by operating activities	27,171	10,108	25,734

Cash flows from investing activities:
Acquisition of Norcraft Companies LLC, net of cash acquired of $1,327	—	(316,334)	—
Acquisition of Starmark, Inc., net of cash acquired of $106	—	—	—
Proceeds from sale of property and equipment	77	2	212
Purchase of property, plant and equipment	(7,036)	(1,690)	(1,428)
Purchase of Yucca capital lease	—	—	(5,000)
Purchase of display cabinets	(5,352)	(432)	(2,300)

Net cash used in investing activities	(12,311)	(318,454)	(8,516)

Cash flows from financing activities:
Borrowings on senior subordinated notes payable resulting from Norcraft acquisition	—	150,000	—
Borrowings on bank term loan resulting from Norcraft acquisition	—	45,000	—
Borrowings on bank revolving loan resulting from Norcraft acquisition	—	5,000	—
Issuance of successor company members’ equity	—	129,561
Borrowings on senior discount notes payable	—	—	—
Distribution to Holdings	(379)	—	—
Payment of financing costs	(196)	(11,900)	—
Book overdrafts payable	—	(1,884)	489
Payments on Bank Revolving Loan	(8,500)	(5,000)	(48,990)
Borrowings on Bank Revolving Loan	8,500	—	49,712
Payments on term loan	(14,500)	—	(9,421)
Payments on capital lease	—	—	(7)
Proceeds from issuance of member interests	553	97	—
Repurchase of members interests	(535)	—	—
Tax distributions to members	(1,651)	—	(8,973)

Net cash (used in) provided by financing activities	(16,708)	310,874	(17,190)

Effect of exchange rates on cash	88	55	—

Net (decrease) increase in cash	(1,760)	2,583	28
Cash, beginning of the period	2,583	—	59

Cash, end of period	$823	$2,583	$87

Reconciliation of Net Income to EBITDA

(In thousands)

	Norcraft Holdings, L.P.
	Three Months Ended December 31,		Year Ended December 31,
	2004(1)	2003(2)	2004(1)	2003(2)
Net income	$2,048	$1,787	$23,127	$25,856	(3)
Interest expense, net	5,792	3,320	18,815	4,639
Depreciation	1,149	1,099	4,278	3,333
Amortization of deferred financing costs	814	409	2,714	658
Amortization of customer relationships	1,117	869	4,467	869
Display cabinet amortization	940	714	3,179	2,665
State taxes	32	682	(58)	1,248

EBITDA	$11,892	$8,880	$56,522	$39,268

	Norcraft Companies, L.P.
	Three Months Ended December 31,		Year Ended December 31,
	2004(1)	2003(2)	2004(1)	2003(2)
Net income	$4,112	$1,787	$26,170	$25,856	(3)
Interest expense, net	3,827	3,320	15,897	4,639
Depreciation	1,149	1,099	4,278	3,333
Amortization of deferred financing costs	715	409	2,589	658
Amortization of customer relationships	1,117	869	4,467	869
Display cabinet amortization	940	714	3,179	2,665
State taxes	32	682	(58)	1,248

EBITDA	$11,892	$8,880	$56,522	$39,268

1)	Successor company.
2)	Predecessor and successor companies combined, for reference purposes only.
3)	Net income during the year ended December 31, 2003 included the following one-time charges which were associated with the Acquisition:

a.	A loss of $57 associated with the operations of our Kitchen and Bath Ideas retail store located in Virginia Beach, Virginia which was sold in May 2003.

b.	$400 of one-time professional fees associated with the Acquisition was incurred in the fourth quarter of 2003.

c.	In August 2003, we distributed $6.0 million to our pre-Acquisition equity holders who subsequently purchased the property underlying the capital lease of the Yucca distribution center for $5.7 million. Subsequent to September 30, 2003, we terminated the capital lease and entered into a new short-term lease for this distribution center. Because the $5.7 million purchase price for the Yucca distribution center exceeded the estimated fair value for the property, for financial statement presentation purposes, we recognized a non-cash net loss of $4.1 million in August 2003, representing a lease termination expense and the effect of removing from its financial statements the asset and obligation under the capital lease. On January 31, 2004 we terminated the short-term lease for this facility, and moved our distribution center operations to a new facility in Phoenix, AZ.

d.	A one-time management bonus payable of $2,050 to certain members of the existing management as a result of the Acquisition on October 21, 2003 was incurred in the fourth quarter of 2003.

e.	A $685 step-up of finished goods and work in process inventory as a result of purchase accounting was incurred in the fourth quarter of 2003.